Ex.99.906 CERT

N-CSR Exhibit for Item 14(b): CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Jessica Tan, President (Principal Executive Officer), and Trent Walker, Treasurer and Chief Financial Officer (Principal Financial Officer), of iShares Trust (the “Registrant”), each certify, to his knowledge, that:

1. The Registrant’s periodic report on Form N-CSR for the period ended February 29, 2024 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	April 19, 2024	/s/ Jessica Tan	President (Principal Executive Officer)

		Jessica Tan [Signature]	[Title]

Date:	April 19, 2024	/s/ Trent Walker	Treasurer and Chief Financial Officer (Principal Financial Officer)

		Trent Walker [Signature]	[Title]